SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 9, 2000

                          FULLNET COMMUNICATIONS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


     Oklahoma                      000-27031                    73-1473361
     --------                      ---------                    ----------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
incorporation)                                               Identification No.)




          200 N. Harvey, Suite 1704
           Oklahoma City, Oklahoma                                 73102
  (Address of principal executive offices)                       (Zip Code)


                                 (405) 232-0958
                                 --------------
                  (Registrant's telephone, including area code)

         Item 2.  Acquisition or Disposition of Assets.

         On January 25, 2000,  the  Registrant  entered  into an Asset  Purchase
Agreement (the "Agreement") with FullNet of Tahlequah, Inc., an Oklahoma corporation ("Seller"), and the shareholders of Seller in which the Registrant purchased substantially all of the Seller's assets. Pursuant to the terms of the Agreement, the Registrant agreed to pay the Seller an aggregate amount of $97,735, comprised of $35,890 in cash and a note payable for $61,845. The interest free note is payable in eighteen monthly installments. The cash portion of the purchase price was comprised of funds provided from a recent private placement of the Registrant's common stock. The consideration for the assets was determined through arm's length negotiations taking into account the recurring revenues of such assets. Prior to the acquisition, Seller was a customer of Registrant's ISP access services. The assets purchased by the Registrant include the ISP subscriber base, any intellectual property rights held by Seller and all Internet equipment. The Registrant intends to expand its ISP and other communications operations in the Tahlequah, Oklahoma area.

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired.  Not required.
         -----------------------------------------

(b)      Pro Forma Financial Information.  Not required.
         -------------------------------

(c)      Exhibits.
         ---------

         The following document is filed as part of this Report:

         2.1 Asset Purchase Agreement dated January 25, 2000, by and between FullNet of Tahlequah, William Halpain, Cheryl D. Beaman, Steven
               L. Smith and FullNet Communications, Inc.





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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FULLNET COMMUNICATIONS, INC.
                                    (Registrant)



Date:  February 9, 2000            By: /s/ Timothy J. Kilkenny
                                      ------------------------
                                           Timothy J. Kilkenny,
                                           President and Chief Executive Officer





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



                                INDEX TO EXHIBITS


                                                                     Appears at
                                                                    Sequentially
Exhibit                                                               Numbered
Number              Description                                        Page
-------             -----------                                        ----


 2.1    Asset  Purchase  Agreement  dated  January 25, 2000,  by and     5
        between FullNet of Tahlequah, William Halpain, Cheryl D. Beaman, Steven L. Smith and FullNet Communications, Inc.



















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